Prospectus Supplement	December 24, 2007

THE PUTNAM FUND FOR GROWTH AND INCOME - Prospectus dated February 28, 2007

The section “Who manages the fund?” is supplemented to reflect that the members of the Large Cap Value Team primarily responsible for the day-to-day management of the fund’s portfolio are now Eric Harthun (Portfolio Leader), David L. King (Portfolio Member) and Michael Abata (Portfolio Member).

Positions held by Mr. Harthun and Mr. King over the past five years and their respective fund holdings are set forth in the prospectus.

Mr. Abata joined the portfolio team for the fund in December, 2007. Since 1997 he has been employed by Putnam Management, currently as a Portfolio Manager and previously, as a Quantitative Analyst. He owned shares of this fund valued at between $10,001 and $50,000 as of October 31, 2007. Mr. Abata owns shares of all Putnam funds valued at between $100,001 and $500,000 as of October 31, 2007.

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